EXHIBIT 13.0

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of mmO2 plc (the “Company”) on Form 20-F for the period ending March 31, 2004, to be filed with the Securities and Exchange Commission on 6 July 2004 (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Peter Erskine —————————————
Date: 6 July 2004	Name: Peter Erskine
Title: Chief Executive Officer

/s/ David Finch —————————————
Date: 6 July 2004	Name: David Finch
Title: Chief Financial Officer